                                                                      Exhibit 21


                                                           February 25, 1997

                          HARRAH'S ENTERTAINMENT, INC.
                                  SUBSIDIARIES

                                                                    Jurisdiction              Percentage           Date of
                                                                         of                      of                Incorpor-
     Name                                                           Incorporation             Ownership            ation

Aster Insurance Ltd.                                                   Bermuda                   100%              02/06/90
Harrah's Operating Company, Inc.                                       Delaware                  100%              08/08/83
     Harrah South Shore Corporation                                    California                100%              10/02/59
     Harrah's - Holiday Inns of New Jersey, Inc.                       New Jersey                100%              09/19/79
     Harrah's Alabama Corporation                                      Nevada                    100%              09/09/93
     Harrah's Alberta Investment Corporation                           Alberta                   100%              04/05/95
     Harrah's Arizona Corporation                                      Nevada                    100%              01/26/93
     Harrah's Asia Development Company                                 Nevada                    100%              09/20/96
     Harrah's Asia Investment Company                                  Nevada                    100%              09/20/96
     Harrah's Asia Management Company                                  Nevada                    100%              09/20/96
     Harrah's Atlantic City, Inc.                                      New Jersey                100%              02/13/79
     Harrah's Aviation, Inc.                                           Tennessee                 100%              03/11/63
     Harrah's California Corporation                                   Nevada                    100%              02/02/94
     Harrah's California SSR Corporation                               Nevada                    100%              10/12/94
     Harrah's Colorado Investment Corporation                          Nevada                    100%              06/23/93
     Harrah's Colorado Management Company                              Nevada                    100%              06/23/93
     Harrah's Colorado Standby Corporation                             Nevada                    100%              11/10/93
     Harrah's Connecticut Corporation                                  Nevada                    100%              01/25/94
     Harrah's Huntington Corporation                                   W. Virginia               100%              03/03/95
     Harrah's Illinois Corporation                                     Nevada                    100%              12/18/91
         Van Buren Leasing Corporation*                                Nevada                    100%              08/30/96
     Harrah's Indiana Casino Corporation                               Nevada                    100%              09/09/93
     Harrah's Indiana Management Corporation                           Nevada                    100%              09/09/93
     Harrah's Interactive Entertainment                                Nevada                    100%              09/21/94
         Company
     Harrah's Interactive Investment Company                           Nevada                    100%              09/21/94
     Harrah's Kansas Casino Corporation                                Nevada                    100%              11/12/93
     Harrah's Las Vegas, Inc.                                          Nevada                    100%              03/21/68
     Harrah's Laughlin, Inc.                                           Nevada                    100%              07/10/87
     Harrah's Management Company                                       Nevada                    100%              04/07/83
     Harrah's Maryland Heights Corporation                             Nevada                    100%              07/30/93
     Harrah's Maryland Heights LLC**                                   Delaware                   99%              10/16/95
     Harrah's Maryland Heights Operating Company                       Nevada                    100%              06/20/95
     Harrah's Mexico Holding Company                                   Nevada                    100%              04/11/95
     Harrah's de Mexico, S.A. de C.V.***                               Mexico                     50%
     Harrah's Michigan Corporation                                     Nevada                    100%              06/15/93
     Harrah's Minnesota Corporation                                    Nevada                    100%              10/20/92
     Harrah's NC Casino Company, LLC****                               North Carolina             99%              04/21/95
     Harrah's New Jersey, Inc.                                         New Jersey                100%              09/13/78
     Harrah's New Orleans Investment Company                           Nevada                    100%              05/21/93
         Harrah's Jazz Finance Corp.*****                              Delaware                 47.07%             12/17/93
     Harrah's New Orleans Management Company                           Nevada                    100%              05/21/93
     Harrah's New Zealand Inc.                                         Nevada                    100%              02/18/92
     Harrah's North Carolina Casino Corporation                        North Carolina            100%              12/22/94
     Harrah's-North Kansas City Corporation                            Nevada                    100%              02/23/93


     Harrah's Ohio Corporation                                         Nevada                    100%              11/02/94
     Harrah's Ohio Management Company                                  Nevada                    100%              11/02/94
     Harrah's Ontario, Inc.                                            Canada                    100%              06/23/93
     Harrah's Pennsylvania Development Co.                             Nevada                    100%              05/18/94
     Harrah's Pittsburgh Investment Company                            Nevada                    100%              05/26/94
     Harrah's Pittsburgh Management Company                            Nevada                    100%              06/08/94
     Harrah's Red River Corporation                                    Nevada                    100%              08/05/96
     Harrah's Reno Holding Company, Inc.                               Nevada                    100%              02/23/88
     Harrah's Riverboat Leasing Company                                Nevada                    100%              06/20/95
     Harrah's Shreveport Investment                                    Nevada                    100%              04/23/92
         Company, Inc.
     Harrah's Shreveport Management                                    Nevada                    100%              04/23/92
         Company, Inc.
     Harrah's Skagit Valley Agency Corporation                         Nevada                    100%              11/08/95
     Harrah's Southeast Washington Casino                              Nevada                    100%              11/21/95
         Corporation
     Harrah's Southwest Michigan Casino                                Nevada                    100%              04/06/95
         Corporation
     Harrah's Tunica Corporation                                       Nevada                    100%              08/10/92
     Harrah's Vicksburg Corporation                                    Nevada                    100%              07/13/92
     Harrah's Virginia Corporation                                     Nevada                    100%              12/01/94
     Harrah's Washington Corporation                                   Nevada                    100%              02/03/94
     Harrah's West Virginia Corporation                                W. Virginia               100%              03/03/95
     Harrah's Wheeling Corporation                                     Nevada                    100%              04/29/94



* 100% owned by Des Plaines Development Limited Partnership of which Harrah's Illinois Corporation is 80% partner
** 99% Harrah's Operating Company, Inc., 1% Harrah Maryland Heights Operating Company
***    50% Harrah's Operating Company, Inc., 50% Harrah's Mexico Holding Company
****   99%  Harrah's Operating Company, Inc., 1% Harrah's Management Company
*****  47.07% Harrah's New Orleans Investment Company